EXHIBIT 99.4

Certification of Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) the undersigned officer of UnumProvident Corporation, a Delaware corporation (the “Company”), does hereby certify that the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2002

/s/ ROBERT C. GREVING
Robert C. Greving Senior Vice President and Chief Financial Officer UnumProvident Corporation

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.